INVESTMENTS	12 Months Ended
Dec. 31, 2017
Schedule of Investments [Abstract]
Investments
INVESTMENTS
Investments consist of the following:

	As of December 31,
	2017	2016
	(Amounts in thousands)
Equity method investments, at fair value	$14,136	$14,895
Investment in available-for-sale securities	40,491	17,009
Investments of consolidated fund	2,005	—
Total investments, at fair value	$56,632	$31,904

Equity Method Investments
Medley measures the carrying value of its public non-traded equity method investment at NAV per share. Unrealized appreciation (depreciation) resulting from changes in NAV per share is reflected as a component of other income (expense) in the consolidated statements of operations. The carrying value of the Company’s privately-held equity method investments is determined based on the amounts invested by the Company plus the equity in earnings or losses of the investee allocated based on the respective underlying agreements, less distributions received.
The Company evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may not be recoverable. There were no impairment losses recorded during the year ended December 31, 2017. During the year ended December 31, 2016, the Company recorded a $0.5 million loss on its investment in CK Pearl Fund which is included as a component of investment income (loss) on the consolidated statement of operations. There were no impairment losses recorded during the year ended December 31, 2015.
As of December 31, 2017 and 2016, the Company’s carrying value of its equity method investments was $14.1 million and $14.9 million, respectively. The Company's equity method investment in shares of Sierra Income Corporation (“SIC”), a related party, were $8.5 million and $9.0 million as of December 31, 2017 and 2016, respectively. The remaining balance as of December 31, 2017 and 2016 relates primarily to the Company’s investments in Medley Opportunity Fund II, LP ("MOF II"), Medley Opportunity Fund III LP (“MOF III”) and CK Pearl Fund, LP.
The entities in which the Company's investments are accounted for under the equity method, other than CK Pearl Fund, L.P., are considered to be related parties.
 Investments in available-for-sale securities
The Company's investment in shares of Medley Capital Corporation ("MCC") is classified as available-for-sale securities. As of December 31, 2017 and 2016, the Company’s carrying value of its investment in shares of MCC, a related party, was $40.5 million and $17.0 million, respectively, and consisted of 7,756,938 and 2,264,892 shares, respectively. The Company measures the carrying value of its investment in MCC at fair value based on the quoted market price on the exchange on which its shares trade. As of December 31, 2017, cumulative unrealized losses in non-controlling interests in Medley LLC and accumulated other comprehensive income (loss), net of income tax benefit on the Company's consolidated balance sheets was $8.8 million, and $1.3 million respectively. As of December 31, 2017, there were no cumulative unrealized gains or losses included in the balance of redeemable non-controlling interests.
Investments of consolidated fund
Medley measures the carrying value of its investments held by its consolidated fund at fair value. As of December 31, 2017, investments of consolidated fund consisted of $0.4 million of equity investments and $1.6 million of investments in senior secured loans. The change in Investments of consolidated fund per the Company's consolidated statements of cash flows represents approximately $2.5 million in purchases offset by approximately $0.5 million of sales. See Note 4 "Fair Value Measurements" for more information.